EXHIBIT 4.1

COMMON STOCK                                                        COMMON STOCK
   NUMBER                                                              SHARES

                               FSM-Delaware, Inc.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                      SEE REVERSE FOR CERTAIN RESTRICTIONS

This Certifies that

is the owner of

            FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK,

                              $0.001 PAR VALUE, OF

                               FSM-Delaware, Inc.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

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      WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated _________________________

                       [FSM-Delaware, Inc. Corporate Seal]

/s/ THOMAS A. SAKER                        /s/ RICHARD J. SAKER
SECRETARY                                  PRESIDENT

                               FSM-Delaware, Inc.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common   UNIF GIFT MIN ACT --         CUSTODIAN
Custodian                                               ----------  ---------
                                                          (CUST)     (MINOR)

                                                   Under Uniform Trans to Minors
                                                              (State)
TEN ENT - as tenants by the
entireties

JT TEN - as joint tenants with
right of survivorship and not as
tenants in common

      Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ___________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

____________________________________

____________________________________

________________________________________________________________________________

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

_______________________________________________________________________ Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________________
Attorney

to transfer the said shares on the books to the within named Corporation with full power of substitution in the premises.

Dated:__________________________

                    X ______________________________________

                    X ______________________________________

                       NOTICE: THE SIGNATURE(S) TO THIS
                       ASSIGNMENT MUST CORRESPOND WITH THE
                       NAME(S) AS WRITTEN UPON THE FACE OF
                       THE CERTIFICATE IN EVERY PARTICULAR,
                       WITHOUT ALTERATION OR ENLARGEMENT OR
                       ANY CHANGE WHATEVER.

THE SIGNATURES(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

SIGNATURE(S) GUARANTEED BY:


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